UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2010

Metha Energy Solutions Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-152539	32-0251358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Park Avenue, 15th Floor
New York, NY 10022
 (Address of principal executive offices)

(212) 231-8526
(Telephone number, including area code)

Copies to:
Gregg E. Jaclin, Esq.
Anslow & Jaclin, LLP
195 Rt. 9 South
Manalapan, NJ, 07726
Tel.: (732) 409-1212
Fax.: (732) 577-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Resignation of Director

On October 11, 2011, Mr. David J.P. Meachin, a member of the Board of Directors of Metha Energy Solutions Inc. (the “Company”), submitted his resignation from the director position, effective immediately. The resignation of Mr. Meachin is mainly due to disagreements with the Company in relation to corporate governance matters. The Company’s Board disagree with Mr. Meachin regarding the basis for his disagreement with the Board. A copy of Mr. Meachin’s resignation letter is hereby attached as Exhibit 17.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description
17.1	Resignation letter of David Meachin dated October 11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 9, 2010		METHA ENERGY SOLUTIONS, INC.

	By:	/s/ Jesper Toft
Jesper Toft Chief Executive Officer